                                                                  Toron, Inc.

                                                                  1207 Royal York Road

                                                                  Toronto, ON,

                                                                  Canada M9A 4B5

May 28, 2010

United States Securities and Exchange Commissiso

Division of Corporate Finance

100 F Street

Washington D.C. 20549

Re: Toron, Inc.

Attention Scott M. Anderegg

We are writing in response to your comments of June, 2010

General

1. We note your response to comment two in our letter dated April 15, 2010. Please expand your business disclosure to indicate the status of your applications, the costs associated with being a reseller as well as the parameters required by those, entities in granting reseller status. Please also discuss the development of your website, including whether it is being developed by a third party.

We have expanded our disclosure to our Summary, and Business sections to indicate the status of our applications, the costs associated with being a reseller as well as the parameters required by those, entities in granting reseller status. We have also disclosed that our website is being developed by a third party.

Products and Services, page 21

2. Please expand this section to further describe your intended business activities. In this regard, please define the meaning of "cash parking" and indicate why you. believe your products will be competitive in the market place, You indicate in the "Competition section that your products will be "full featured" and “fully integrated." Please describe these, features and discuss why your product will differ from those offered by established competitors. Please provide specific details regarding your intended activities, including Mr. Vujovic's 10-20 hours per week, your outreach plan for businesses, your intended purchases of domain names and your marketing program.

We have expanded our disclosure extensively in this section, and have provided the following disclosure. Pages 21-25

“We believe our products will be competitive in the market place and with potential customers as our products will be full featured and fully integrated into our website.  The use of our products will not require extensive training and does not require add on components from third party developers. Customers will be able to purchase a domain name from us, having two domain registrars to choose from as well as search our list of available domains, purchase the latest Anti Virus, Anti Spyware and Anti Malware protection From AVG., or a customer may decide to list their URL for sale with us or advertize with us. We believe that our products will prove to be cost effective and easy for users to adopt and use.  We also plan to market our products and services through Google adds to broaden our exposure to customers and users.”

“SRSplus by Network Solutions

We have been granted a re-sellers license with, SRSplus (Network Solutions Inc.). Our cost associated with this license is $250 which is applied to our reseller account for the purchase of domain names. Our license agreement is non-exclusive and royalty free and provides a pay as you go or prepaid format for the purchases of domain names.

SRSplusTM Features

•

Domain Name Registration

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Country Code Top Level Domains (ccTLDs)

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Domain Protect

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Private Registration

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Domain Name Renewal

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Third-party business services

Domain Name Services Management Tools

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Ability to set the your customer price

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Real-time domain registration and management

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Rapid DNS modifications

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Online reporting

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Web-based interface available in 5 languages

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Simple and customizable Open Source API

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Access to WHOIS

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Maximum security with the industry's trusted leader

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Total domain name lifecycle management

Support

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Telephone and e-mail 9:00AM to 9:00 PM ET

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Responsive representatives

Program Elements

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Fixed price for all the basic domain name extensions

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Pay-as-you-go debit account

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Backed by Network Solutions”

“Wild West Domains (Go Daddy)

We have been granted Super Resellers and Application Programming Interface (API) re-sellers license with, Wild West Domains (Go Daddy). Our license agreement is non exclusive. Our cost associated with this license is $318 and $199 per year, this includes notification of expired domains and domains that are about to expire that may be purchased for re-sale by us.

Reseller Features

Merchandize and sell - domain names, private registrations, and site traffic tools

 Sell Basic & Pro reseller plans

The BEST buy rates in the industry

Earn Pay-Per-Click commission on customers' parked domains

24/7 support for you and your customers

Complete traffic analysis

Email Marketing & Press Release Templates

Marketing emails designed and mailed by us (optional)

Reseller forum, blog, podcast and live chat

Automated billing and renewals

Shopping cart and credit card processing

Advertising campaign tracking built in

Google® AdWords® Credit* $125

Cash Parking

Cash Parking is a service that enables you to earn money on your parked domains. If you associate your domains with a Cash Parking account, an advertising partner would place a context-relevant advertisements on your page. Each time a visitor clicks a displayed advertisement, you receive a share of the generated click-through revenue based on your Cash Parking plan,  a percentage of the generated revenue. The amount you receive and the price you pay for the Cash Parking service depends on the plan you select.and Cash Parking provider. Some Cash Parking providers are: Sedo, Go Daddy, plus1net, iMonetize, Active Audience, and Traffic7.

Marketing

We intend to market our website using Google AdWords. Google AdWords is a way to purchase highly targeted cost-per-click advertising. AdWords ads are displayed along with search results on Google, as well as on search and content sites in an ad network operated by Google Inc. a leader on Internet search. We estimate this cost to be estimated at $20,000 for the next year. Additionally, we will implement user surveys and market acceptance of our products in order to target potential customers.

Employees

We have one part-time employee, our President, Mr. Vujovic who dedicates between 10 and 20 hours per week to our business. Additionally, it is likely that Mr. Vujovic’s weekly hours will increase once our website is online. Mr Vujovic’s duties include, working with our website developer as to design content and the maintenance and updating of our website once complete. Acquiring new domains for resale, developing a marketing strategy and implementing our marketing plan as well as day to day management of our business.

Yours truly,

/s/Ljubisa Vujovic

Ljubisa Vujovic

President / CEO